SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2004
RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under a Trust Agreement, dated as of March 26, 2002, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of GMACM Home Equity Loan-Backed Term Notes, Series 2002-HE2)

                    Residential Asset Mortgage Products, Inc.
                   (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                 333-104662               41-1955181
 (STATE OR OTHER JURISDICTION       (COMMISSION            (I.R.S. EMPLOYER
       OF INCORPORATION)            FILE NUMBER)          IDENTIFICATION NO.)


     8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
                                 (952) 857-7000
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Items 1 through 6 and Item 8 are not included because they are not applicable.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
(a)     Not applicable
(b)     Not applicable
(c)     Exhibits:

20.1 Residential Asset Mortgage Products, Inc., GMACM Home Equity Loan Trust 2002-HE2, GMACM Home Equity Loan-Backed Term Notes, GMACM Series 2001-HE2 Servicing Certificates, for Payment Date 01/26/04


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                                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDENTIAL ASSET MORTGAGE PRODUCTS,  INC.,
Registrant


By: /s/ Al Gentile
Name:   Al Gentile
Title: Director



Date: January 26, 2004
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